NYSE: GTN
Gray Media, Inc.
Quarterly Update Deck

November 7, 2025

Reflects September 2025 Quarterly
and 2024 Full-Year Results



Gray Media, Inc.

A multimedia company headquartered in Atlanta, Georgia, Gray Media, Inc. ("Gray Media," "Gray," or the "Company") owns local television stations and digital assets serving 113 television markets that collectively reach approximately 37 percent of US television households. The portfolio includes 78 markets with the top-rated television station and 99 markets with the first and/or second highest rated television station during 2024 according to Comscore, as well as the largest Telemundo Affiliate group with 44 markets.

The company also owns Gray Digital Media, a full-service digital agency offering national and local clients digital marketing strategies with the most advanced digital products and services. Gray's additional media properties include video production companies Raycom Sports, Tupelo Media Group, and PowerNation Studios, and studio production facilities Assembly Atlanta and Third Rail Studios.

This presentation contains certain forward-looking statements that are based largely on Gray Media's current expectations and reflect various estimates and assumptions by company management. These statements may be identified by words such as "estimates," "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, including estimates of future revenue, future expenses, the inability to complete recently announced acquisitions within the expected timeframes, or at all, including as a result of failure to obtain necessary FCC or other regulatory approvals, and other future events.

Gray is subject to additional risks and uncertainties described in the company's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

RAYCOM Sports GDM gray digital media Assembly INVESTIGATE POWERNATION STUDIOS TUPELO HONEY THIRD RAIL LOCAL NEWS LIVE

M&A Activity Strengthens Footprint

In July and early August 2025, Gray entered into separate transactions that are expected to:

- improve the station portfolio;
- allow us to leverage our news, sales, and sports strategies for the benefit of the local communities and the public interest; and
- contribute to our efforts to improve the company's balance sheet.

These transactions require regulatory approvals, including certain waivers, and other customary approvals.



Portland
Reno
Salt Lake City
Las Vegas
Phoenix
Yuma
Tucson
Honolulu
Fairbanks
Anchorage
Juneau
Rapid City
Sioux Falls (Mitchell)
Fargo-Valley City
Duluth
Omaha
Topeka
Kansas City
Amarillo
Lubbock
Odessa-Midland
Wichita Falls
Shreveport
Springfield
St. Louis
Quincy
Peoria
Memphis
Nashville
Huntsville
Birmingham
Atlanta
Montgomery
Jackson
Mobile
New Orleans
Cincinnati
Toledo
Cleveland
Lexington
Knoxville
Charlotte
Columbia
Charleston
Augusta
Savannah
Macon
Albany
Marquette
Bangor
Watertown
DC Bureau
Charlottesville
Gray Media
Pending Sale
Pending New Market
Pending Duopoly
Pending New & Duopoly Market

Gray Media's 3Q25 Results Compare Favorably to Guidance

	Guidance Issued Aug 8, 2025	Reported Results Third Quarter 2025
Core Advertising Revenue – *High-End of Guidance*	$345 - $355	$355
Retransmission Revenue – *Above High-End of Guidance*	$343 - $345	$346
Total Revenue – *High-End of Guidance*	$735 - $750	$749
Broadcasting Expense – *Below Low-End of Guidance*	$555 - $560	$542
Production Companies Expense – *Below Low-End of Guidance*	$24 - $25	$22
Corporate Expense – *Below Low-End of Guidance*	$30 - $35	$28

Amounts shown in millions of dollars. Gray provided Guidance in our 2Q25 earnings press release issued on August 8, 2025. Expense line items exclude depreciation, amortization, impairment and gain or loss on disposal of assets.

Selected Operating Results

($ in Millions)	Nine Months Ending September 30 2025	Nine Months Ending September 30 2024	Year Ending December 31 2024	Year Ending December 31 2023
Revenue (less agency commissions):				
Core advertising	$ 1,060	$ 1,110	$ 1,490	$ 1,514
Political advertising	30	247	497	79
Retransmission consent	1,094	1,121	1,482	1,532
Other	49	53	70	70
Total broadcasting revenue	2,233	2,531	3,539	3,195
Production companies	70	68	105	86
Total revenue	**$ 2,303**	**$ 2,599**	**$ 3,644**	**$ 3,281**
Operating expenses:				
Broadcasting	$ 1,682	$ 1,719	$ 2,317	$ 2,268
Production companies	$ 62	$ 57	$ 83	$ 115
Corporate and administrative	$ 85	$ 80	$ 104	$ 112
Net (loss) income	$ (75)	$ 206	$ 375	$ (76)
Adjusted EBITDA*	$ 491	$ 760	$ 1,162	$ 816

$3.3 Billion 3Q25 L8QA Total Revenue

$955 Million 3Q25 L8QA Leverage Ratio Denominator

2.72x First Lien Leverage Ratio at 3Q25**

3.66x Secured Leverage Ratio at 3Q25**

5.77x Leverage Ratio at 3Q25**

Expenses exclude depreciation, amortization, impairment and gain (loss) on disposal of assets, net.
* See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net (loss) income included herein.
** See description and calculation of Leverage Ratio Denominator, First Lien Leverage Ratio, Secured Leverage Ratio and Leverage Ratio, in each case, calculated as specified in our Senior Credit Agreement, included herein.

Net Retrans Revenue Outlook Improving

Retransmission Consent Revenue for Currently Owned Stations

($ in millions)



$1,175
$1,276
$1,429
$1,496
$1,532
$1,482
$1,423
$544
$544
$587
$593
$595
$550
$539
$631
$732
$842
$903
$937
$932
$884
2019
2020
2021
2022
2023
2024
2025E*
Network Affiliation Fees
Net Retrans Revenue

Improving Market Dynamics

- ✓ Network affiliation fees declined for the first time in 2024 and are expected to continue to decline
- ✓ Q3'25 Retransmission consent revenue declined by 6% while Network affiliation fees declined by 9%.
- ✓ The decline in Q3'25 versus Q3'24 Retransmission consent revenue less Network affiliation fees was primarily due to WANF transitioning to an independent station
- ✓ Major MVPDs' ongoing efforts to bundle DTC apps have enhanced customer value, which is expected to further slow subscriber losses

*2025E reflects September 30, 2025 year-to-date actual results plus mid-point of Q4 2025 guidance ranges for Net retransmission revenue and Network affiliation fees issued on November 7, 2025

Proactively Managing Debt Maturities

Capitalization

($ in millions)	9/30/25 Actual	Cumulative Leverage
Cash	$ 182	
Revolver due 12/1/2028 (S +225) (1)	$ -	-x
Term Loan D due 12/1/2028 (S + 300 + 11 bps CSA)	739	0.8x
Term Loan F due 6/4/2029 (S + 525)	10	0.8x
10.5% 1L Senior Secured Notes due 7/15/2029	1,250	2.1x
7.25% 1L Senior Secured Notes due 8/15/2033	775	2.9x
Total outstanding principal secured by first lien	$ 2,774	2.9x
First Lien Adjusted Total Indebtedness ("First Lien Leverage Ratio"*)	**$ 2,592**	**2.72x**
9.625% 2nd Lien Notes due 7/15/2032	900	3.8x
Total outstanding principal secured by a lien	$ 3,674	3.8x
Total net Indebtedness secured by a lien ("Secured Leverage Ratio"*)	**$ 3,492**	**3.66x**
5.875% Senior Unsecured Notes due 7/15/2026	2	3.8x
4.750% Senior Unsecured Notes due 10/15/2030	790	4.7x
5.375% Senior Unsecured Notes due 11/15/2031	1,219	6.0x
Total outstanding principal, including current portion (2)	$ 5,685	6.0x
Adjusted Total Indebtedness (2) (3) ("Leverage Ratio"*)	**$ 5,511**	**5.77x**
Leverage Ratio Denominator*		**$ 955**
Total Liquidity (Cash + Available Revolver + Available AR Securitization)	**$ 924**	

(1) Revolver commitment $750 million due 12/1/28
(2) Excludes $400 million million under AR Securitization and $650 million of outstanding Series A preferred equity
(3) Includes $8 million of outstanding undrawn letters of credit
* See description and calculation of First Lien Leverage Ratio, Secured Leverage Ratio, Leverage Ratio and Leverage Ratio, included herein, in each case, calculated as specified in our Senior Credit Agreement.

Debt Maturity Profile


($ in millions)
No significant maturities until after the '26 and '28 political cycles
Revolver
$0
$739
$2
$1,260
$790
$1,219
$900
$775
2025
2026
2027
2028
2029
2030
2031
2032
2033
Secured
Unsecured
Revolver Drawn
Revolver

Source: Company filings
Note: Excludes $400 million non-recourse off balance sheet AR Securitization Facility and $650mm of Preferred Stock.

Multi-Pronged Delevering Approach

Intense focus on managing liquidity, 1L/Junior capital mix, maturity towers, and allocating capital to reduce debt and leverage[1]

Refinanced 2027 & 2029 Maturities with 2L Secured Notes Issuance

- Issued 9.625% 2L Secured Notes to proactively extend portfolio duration while reducing 1L Leverage
- Upsized and extended $750 million RCF for additional liquidity and flexibility

Issued 1L Secured Notes to Further Extend Maturity Profile

- Issued 7.25% 1L Secured Notes to refinance a portion of the Term Loan D and Term Loan F
- Significantly reduced maturity tower in 2028 on a cost-effective basis

Reduce Debt / Leverage Through 2026 Political Cycle

- Evaluate opportunities to utilize cash flow to reduce debt and leverage
- Continue to evaluate de-leveraging M&A opportunities

1L Refinancing to Further Extend Maturities

- Monitor market opportunities to refinance remaining 1L Debt as market and other conditions allow
- Lower quantum of debt and leverage would drive down interest expense

Reduce Debt / Leverage Through 2028 Political Cycle

- Continue to focus on reduction of Net Leverage and reducing interest cost
- Monitor market opportunities to refinance unsecured notes

Note: This approach is based largely on Gray Media's current expectations and reflects various estimates and assumptions by company management. It is subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from the intention set forth on this slide.

[1] Subject to market conditions, business performance and other factors, our current intention to manage our capital structure is set forth above.

Non-GAAP Reconciliation

Calculation of Leverage Ratio Denominator, Adjusted Total Indebtedness, First Lien Leverage Ratio, Secured Leverage Ratio and Leverage Ratio, as each is defined in our Senior Credit Agreement (Unaudited and as presented in Quarterly Report on Form 10-Q)

		Eight Quarters Ended September 30, 2025 (in millions)
Net income	$	290
Adjustments to reconcile from net income to Leverage Ratio Denominator as defined in our Senior Credit Agreement:		
Depreciation		282
Amortization of intangible assets		253
Non-cash stock-based compensation		45
Common stock contributed to 401(k) plan		10
Loss on disposal of assets, net		11
Gain on disposal of investment, not in the ordinary course		(110)
Interest expense		956
Gain on early extinguishment of debt		(28)
Income tax expense		102
Impairment of investment, goodwill and intangible assets		74
Amortization of program broadcast rights		56
Payments for program broadcast rights		(57)
Adjustments for unrestricted subsidiaries		22
Transaction Related Expenses		4
Other		(1)
Total eight quarters ended September 30, 2025	**$**	**1,909**
Leverage Ratio Denominator (total eight quarters ended September 30, 2025, divided by 2)	**$**	**955**

		September 30, 2025 (dollars in millions)
Total outstanding principal secured by a first lien	$	2,774
Cash		(182)
First Lien Adjusted Total Indebtedness	**$**	**2,592**
First Lien Leverage Ratio (maximum permitted incurrence is 3.50 to 1.00) (1)		**2.72**
Total outstanding principal secured by a lien	$	3,674
Cash		(182)
Secured Adjusted Total Indebtedness	**$**	**3,492**
Secured Leverage Ratio (maximum permitted incurrence is 5.50 to 1.00) (2)		**3.66**
Total outstanding principal, including current portion	$	5,685
Letters of credit outstanding		8
Cash		(182)
Adjusted Total Indebtedness	**$**	**5,511**
Leverage Ratio (maximum permitted incurrence is 7.00 to 1.00)		**5.77**

(1) At any time any amounts are outstanding under our revolving credit facility, our maximum First Lien Leverage Ratio cannot exceed 4.25 to 1.00.
(2) 9.625% Senior Secured Second Lien Notes due 2032 limit second lien (2L) debt incurrence to 4.50 to 1.00.

Quarterly Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Three Months Ended September 30,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (10)	$ 96	$ (40)
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	33	36	36
Amortization of intangible assets	23	31	48
Impairment of goodwill and other intangible assets	-	-	43
Non-cash stock-based compensation	5	5	5
(Gain) loss on disposal of assets, net	(1)	16	(6)
Miscellaneous expense (income), net	3	(2)	10
Interest expense	120	130	111
Loss (gain) from early extinguishment of debt	7	(6)	-
Income tax (benefit) expense	(18)	32	3
Adjusted EBITDA	$ 162	$ 338	$ 210
Supplemental Information:			
Pension expense (benefit)	$ 3	$ -	$ -
Contribution to pension plan	-	-	4
Amortization of deferred loan costs	4	4	3
Preferred stock dividends	13	13	13
Common stock dividends	8	8	8
Purchases of property and equipment (1)	19	23	33
Reimbursements of property and equipment purchases	-	-	-
Income taxes paid, net of refunds	-	45	19

(1) Excludes $6 million, $17 million and $42 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.

YTD Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Nine Months Ended September 30,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (75)	$ 206	$ (67)
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	99	108	106
Amortization of intangible assets	80	94	147
Impairment of goodwill and other intangible assets	28	-	43
Non-cash stock-based compensation	17	17	14
(Gain) loss on disposal of assets, net	(9)	15	20
Miscellaneous expense (income), net	2	(114)	13
Interest expense	355	363	324
Loss (gain) from early extinguishment of debt	6	1	3
Income tax (benefit) expense	(12)	70	(3)
Adjusted EBITDA	**$ 491**	**$ 760**	**$ 600**
Supplemental Information:			
Pension expense (benefit)	$ 3	$ -	$ (1)
Contribution to pension plan	-	-	4
Amortization of deferred loan costs	12	11	10
Preferred stock dividends	39	39	39
Common stock dividends	24	24	22
Purchases of property and equipment (2)	43	64	78
Reimbursements of property and equipment purchases (3)	-	-	-
Income taxes paid, net of refunds	39	130	43

(2) Excludes $22 million, $39 million and $210 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.
(3) Excludes $5 million, $6 million and $38 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.

Full-Year Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Year Ended December 31,		
	2024	2023	2022
		(in millions)	
Net income (loss)	$ 375	$ (76)	$ 455
Adjustments to reconcile from net income (loss) to Adjusted EBITDA			
Depreciation	144	145	129
Amortization of intangible assets	125	194	207
Impairment of goodwill and other intangible assets	-	43	-
Non-cash stock-based compensation	22	20	22
Non-cash 401(k) expense	-	10	9
Loss (gain) on disposal of assets, net	20	21	(2)
Miscellaneous (income) expense, net	(117)	(7)	4
Impairment of investments	25	29	18
Interest expense	485	440	354
Gain (loss) on early extinguishment of debt	(34)	3	-
Income tax expense (benefit)	117	(6)	159
Adjusted EBITDA	$ 1,162	$ 816	$ 1,355
Supplemental Information:			
Pension benefit	$ 3	$ 2	$ 3
Contribution to pension plan	-	4	4
Amortization of deferred loan costs	15	12	15
Preferred stock dividends	52	52	52
Common stock dividends	32	30	30
Purchases of property and equipment (2)	97	108	172
Reimbursements of property and equipment purchases (3)	-	-	7
Income taxes paid, net of refunds	135	50	180

(2) Excludes $46 million, $240 million and $264 million related to the Assembly Atlanta project in 2024, 2023 and 2022, respectively.
(3) Excludes $9 million, $64 million and $0 million related to the Assembly Atlanta project in 2024, 2033 and 2022, respectively.

Non-GAAP Terms

In addition to results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation discusses "Adjusted EBITDA" a non-GAAP performance measure that management uses to evaluate the performance of the business. Adjusted EBITDA is calculated as net income (loss), adjusted for income tax expense (benefit), interest expense, loss on extinguishment of debt, non-cash stock-based compensation costs, non-cash 401(k) expense, depreciation, amortization of intangible assets, impairment of goodwill and other intangible assets, impairment of investments, loss (gain) on asset disposals and certain other miscellaneous items. We consider Adjusted EBITDA to be an indicator of our operating performance.

In addition to results prepared in accordance with GAAP, "Leverage Ratio Denominator" is a metric that management uses to calculate our compliance with our financial covenants in our indebtedness agreements. This metric is calculated as specified in our Senior Credit Agreement and is a significant measure that represents the denominator of a formula used to calculate compliance with material financial covenants within the Senior Credit Agreement that govern our ability to incur indebtedness, incur liens, make investments and make restricted payments, among other limitations usual and customary for credit agreements of this type. Accordingly, management believes this metric is a very material metric to our debt and equity investors. Leverage Ratio Denominator gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on October 1, 2023. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions, if applicable, has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Leverage Ratio Denominator as determined in the Senior Credit Agreement and the adjustments to such information, including expected synergies, if applicable, resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933. Leverage Ratio Denominator, as determined in the Senior Credit Agreement, represents an average amount for the preceding eight quarters then ended.

Our "Adjusted Total Indebtedness" or "Net Debt", "First Lien Adjusted Total Indebtedness" and "Secured Adjusted Total Indebtedness" in each case net of all cash, represents the amount of outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement for the applicable amount of indebtedness.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

gray

Content • Community • Culture



4370 Peachtree Rd, NE

Atlanta, GA 30319

NYSE: GTN

www.graymedia.com